UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 24, 2005


                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             0-28538                13-5630895
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


1999 Broadway, Ste. 4300, Denver, Colorado                                 80202
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                (303) 296-5600
                                                  ------------------------------


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Item 7.01       Regulation FD Disclosure.

     The registrant hereby furnishes the information set forth in its press release issued on May 24, 2005, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

     The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.



  Item 9.01       Financial Statements and Exhibits.

         (c) Exhibits.

             Item No.          Exhibit Index
             ---------         ----------------------------------
             99.1              Press Release dated May 24, 2005.

                                                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      TITANIUM METALS CORPORATION
                                     (Registrant)

                                     /s/ Matthew O'Leary
                                     Matthew O'Leary
                                     Corporate Attorney and Assistant Secretary



Date: May 24, 2005

                                INDEX TO EXHIBITS

Exhibit No.             Description
-----------             ----------------------------------
99.1                    Press Release dated May 24, 2005.

                                                                    EXHIBIT 99.1
                                  PRESS RELEASE

FOR IMMEDIATE RELEASE                               Contact:


Titanium Metals Corporation                         Bruce P. Inglis
1999 Broadway, Suite 4300                           Vice President - Finance and
Denver, Colorado 80202                                Corporate Controller

                                                    (303) 296-5600



                RESULTS OF TIMET'S ANNUAL STOCKHOLDERS' MEETING;
           TIMET DECLARES DIVIDEND ON 6-3/4% SERIES A PREFERRED STOCK


     DENVER, COLORADO . . . May 24, 2005 . . . Titanium Metals Corporation (NYSE: TIE) held its Annual Stockholders' Meeting on May 23, 2005 at which eight incumbent members of TIMET's Board of Directors were elected, each to serve until the next Annual Meeting of Stockholders. The members of the Board of Directors are: J. Landis Martin, Chairman, Harold C. Simmons, Vice Chairman, Norman N. Green, Dr. Gary C. Hutchison, Dr. Albert W. Niemi, Jr., Glenn R. Simmons, Steven L. Watson and Paul J. Zucconi. A majority of TIMET's stockholders entitled to vote at the Annual Meeting also approved the Company's 2005 Profit Sharing Plan.

     TIMET also announced that its board of directors has declared a quarterly dividend of $0.84375 per share on its 6-3/4% Series A Preferred Stock, payable on June 15, 2005 to stockholders of record as of the close of business on June 1, 2005.

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the Company's website at http://www.timet.com/.


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